                                                                     EXHIBIT T3G

                            WKI Holding Company, Inc.

               Reconciliation and tie between Trust Indenture Act
             of 1939 and Indenture dated as of [December 31, 2002]

Trust Indenture                                                                             Indenture
  Act Section                                                                                Section
--------------------------------------------------------------------------------------------------------
ss.310(a)(1)............................................................................  7.10
      (a)(2)............................................................................  7.10
      (a)(3)............................................................................  Not Applicable
      (a)(4)............................................................................  Not Applicable
      (a)(5)............................................................................  7.10
      (b)...............................................................................  7.08, 7.10
ss. 311(a)..............................................................................  7.11
      (b)...............................................................................  7.11
      (c)...............................................................................  Not Applicable
ss. 312(a)..............................................................................  2.05
      (b)...............................................................................  16.03
      (c)...............................................................................  16.03
ss. 313(a)..............................................................................  7.06
      (b)...............................................................................  7.06
      (c)...............................................................................  7.06, 16.02
      (d)...............................................................................  7.06
ss. 314(a)(1)-(3).......................................................................  4.02
      (a)(4)............................................................................  4.02, 4.09
      (b)...............................................................................  15.02
      (c)(1)............................................................................  16.04
      (c)(2)............................................................................  16.04
      (c)(3)............................................................................  8.02
      (d)...............................................................................  15.03, 15.04, 15.05
      (e)...............................................................................  16.05
ss. 315(a)..............................................................................  7.01
      (b)...............................................................................  7.05
      (c)...............................................................................  7.01
      (d)...............................................................................  7.01
      (e)...............................................................................  6.11
ss. 316(a)
      (a)(1)(A).........................................................................  6.05
      (a)(1)(B).........................................................................  6.04
      (a)(2)............................................................................  Not Applicable
      (b)...............................................................................  6.07
      (c)...............................................................................  9.04
ss. 317(a)(1)...........................................................................  6.08
      (a)(2)............................................................................  6.09
      (b)...............................................................................  2.04
ss. 318(a)..............................................................................  1.03, 16.01

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.